Exhibit 99.1




CRYOBANKS INTERNATIONAL, INC.
INVESTOR PRESENTATION
November, 2006

DISCLAIMER

Certain statements in this Presentation constitute "Forward Looking Statements" within the meaning of Section 27a Of The Securities Act of 1934, as amended, and The Private Securities Litigation Reform Act of 1995 (Collectively, The "Reform Act"). Certain, but not necessarily all, of such Forward-Looking Statements can be identified by the use of Forward-Looking terminology such as "believes", "expects", "may", "should", or "anticipates", or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such Forward-Looking Statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of BioStem, Inc. (BioStem) or Cryobanks International, Inc. (Cryobanks) to be materially different from any future results, performance or achievements expressed or implied by such Forward-Looking Statements. Furthermore, there can be no assurance that the Merger discussed herein will close by March 31, 2007, if at all. Important factors and risks relating to both BioStem and Cryobanks are set forth in BioStem's periodic filings with the US Securities and Exchange Commission, which filings potential investors are advised to review before investing in either BioStem or Cryobanks.

COMPANY OVERVIEW

-    Cryobanks  International,  Inc.  (CII)  is a diversified cord blood company
- In November, 2005, an 8-K was filed announcing a planned merger between Biostem Inc, (OTC BB: BTEM.OB) and CII
     -    Cryobanks  shareholders  end  up  w/approx  90%  of  company
     -    Min.  capital  infusion  of  $8M  required  to  complete  merger
-    CII is  a  pioneering  cord  blood  company  operating  in  four  areas:
     -    Personal  Cord  Blood  Storage
     -    Donated  Unrelated  Cord  Blood  for  Transplant
     -    Cord  Blood  Research
     -    Licensing  of  Technology

BIOSTEM KEY FACTS

CRYOBANKS MANAGEMENT

- CEO, FOUNDER, DWIGHT C. BRUNOEHLER founded Cryobanks in 1994 as a cryocenter focusing on infertility. Mr. Brunoehler is an Active Member of the American Society of Hematology, a Founding Member of the International Cord Blood Society, and a Member of The Cord Blood Work Group and the Finance Committees of the World Marrow Donor Association. Mr. Brunoehler has lectured in numerous hospitals and universities throughout the country on the subject of cord blood donation. He established the first and only nationwide cord blood donation system.

- CFO, JULIO MIRANDA graduated from the University of Puerto Rico, with a Bachelors Degree in Business Administration majoring in Accounting (Cum Laude) with a minor in Finance. Spanning two decades in the accounting field, Mr. Miranda's career includes senior management positions as Controller, Director for Accounting and Finance and Chief Financial Officer for numerous private companies. He has worked as a senior field auditor, corporate and individual tax preparer and as a senior partner for several independent Certified Public Accounting firms.

CRYOBANKS MANAGEMENT

- INTERNATIONAL PROJECTS MANAGER, DONALD HUDSPETH, MT (ASCP) and Licensed Supervisor by the State of Florida in laboratory services, received a Bachelor's Degree in Clinical Laboratory Sciences from the University of North Carolina at Chapel Hill. Mr. Hudspeth has over 12 years of clinical laboratory experience. He manages all international projects and trains medical professionals worldwide on cord blood processing. He also travels overseas to assist in the initial setup and implementation of new facilities.

- LABORATORY MANAGER: PAMELA CALLAGHAN, MT (ASCP) has extensive experience in the biotechnology research environment which has afforded her a clear understanding of the stem cell field. She has over 8 years experience in a clinical laboratory setting, and has experience in project management and systems implementation. Ms. Callaghan is licensed by the State of Florida as a Clinical Laboratory Supervisor in Immunohematology, Hematology, Serology, Clinical Chemistry, and Microbiology as well as a Clinical Laboratory Scientist and is a registered Technologist with the American Society of Clinical Pathologists. She is finishing a PhD in Biomolecular
     Science at the University of Central Florida's Burnett College of Biomedical Sciences. Ms. Callaghan has completed training to be a FACT (Foundation for the Accreditation of Cellular Therapy) hematopoietic cell laboratory facility inspector. She is a member of the American Society of Clinical Pathology, the Society for Neuroscience, the Neurotrauma Society and the American Association of Blood Banks.

CRYOBANKS BOARD OF DIRECTORS

-    ZUBAIR  KAZI,  CHAIRMAN

     Mr. Kazi is the owner of Kazi Food Corporation and KMVI, Inc. Kazi Foods Corporation is the second largest KFC franchisee in the U.S., with over 180 restaurants in nine states and more than 5,000 employees. KMVI Inc, is a management consulting firm based in St. Thomas. Mr. Kazi's unprecedented experience has earned him international recognition in the business community.

-    US AMBASSADOR  OSMAN  SIDDIQUE

     Ambassador M. Osman Siddique combines an outstanding business track record with a powerful understanding of the international business and government environment, gained during a period of service to two U.S. Presidents as an American Ambassador, preceded by a successful career in business, spanning over 25 years. With a commanding international network including key government and business leaders, especially in the United States, the Asia-Pacific Region and the Middle East, he is able to provide a range of advice and assistance to business, boards and non-profits.

-    DWIGHT  C.  BRUNOEHLER  -  See  "Management"  slide.

CRYOBANKS SAMBA (SCIENTIFIC AND MEDICAL BOARD OF ADVISORS)

- SANFORD M. LEDERMAN, M.D., F.A.C.O.G. Dr. Lederman is Chairman of Cryobanks International's SAMBA. He is currently a partner at Brooklyn Women's Health Care in New York.

- GARY J. SCHILLER, M.D. Dr. Schiller is Vice Chairman of Cryobanks International's SAMBA. He is currently an Associate Professor of Medicine and Director of Leukemia Studies and Leukemia Clinic at the University of California School of Medicine in Los Angeles.

- ELIEZER A. RACHMILEWITZ, M.D. Dr. Rachmilewitz is the Director of the Department of Hematology at The Edith Wolfson Medical Center is Holon, Israel. JOHN R. EDWARDS, M.D. Dr. Edwards is Cryobanks International's Medical Director. He is currently the Director of the Bone Marrow Transplant Center at the Walt Disney Memorial Cancer Institute at Florida Hospital in Orlando, Florida.

- BENJAMIN BONAVIDA, PH.D. Dr. Bonavida is the Director of the Department of Microbiology and Immunology at the University of California in Los Angeles.

CRYOBANKS SAMBA (SCIENTIFIC AND MEDICAL BOARD OF ADVISORS)

- ELIANE GLUCKMAN, M.D., PH.D. Dr. Gluckman is the Medical Coordinator for the Department of Hematology/Oncology at Hospital Saint-Louis in Paris, France. She is also the Laboratory Director at Paris University. Dr. Gluckman helped perform the first CBSC transplant in 1988 on a child with Fanconi's Anemia.

- GERALYN M. MENY, M.D. Dr. Meny is the Medical Director at the American Red Cross, Penn-Jersey Region in Philadelphia, Pennsylvania.

- ERIC S. SANDLER, M.D. Dr. Sandler is currently the Chief of Hematology/Oncology for Nemours Children's Clinic at Baptist Hospital in Jacksonville, Florida and is the founding chair of the Pediatric Blood and Marrow Transplant Consortium.

- AVI TREVES, PH.D. Dr. Treves is the Executive Director of the Sheba Cancer Research Center, at the Sheba Medical Center in Israel. Dr. Treves was the founder and CEO of Gamida-Cell Ltd. and the founder and CEO of Hadasit Ltd., the tech transfer company of the Hadassah Medical Center.

BTEM COMPANY HISTORY

-    BioStem,  Inc.  -  OTC  BB:  BTEM.OB
     -    Originally  incorporated  under  name  Web  Views  Corporation in 2001
     -    Involved  in  several  businesses,  all  discontinued  prior  2005
     - January 2005, name changed to National Parking Systems, Inc. - began operations in parking management & valet service industry, acquired ABS Holding & BH Holding
     - November 2005, Board resolved to divest parking related subsidiaries & acquire Cryobanks International, Inc.
     - Company effected name change to BioStem, Inc. & entered into an Agreement & Plan of Merger with CII.
     - Closing of merger subject to certain contingencies more fully described in Current Report Form 8-K filed November 28, 2005 with SEC

CRYOBANKS COMPANY HISTORY

-    Cryobanks  International,  Inc.  (CII)
     -    Founded  in  1994
     -    Established  first  and only nationwide system for donating cord blood
     -    Became  12th  National  Marrow  Donor  Program  bank  in  world,  2005
     -    Processed  over  15,000  units  of  cord  blood  to  date
     -    First  licensed  facility  opened  in  Athens,  Greece, December, 2005
     -    Second  licensed  facility  opened  in  Delhi,  India,  October,  2006
     -    Over  $16mm  invested  in  the  company  to  date

CRYOBANKS FACILITY

-    Founded  1994  in  Altamonte  Springs,  Florida
-    Incorporated  as  a  Delaware  corporation in May 1999 as an umbilical cord
                                                                  --------------
     blood  stem  cell  collecting,  processing & storage enterprise, processing
     ----------------------------------------------------
     both personal and donated cord blood for use in transplantation & research.
-    Occupies  state-of-the-art  facility  of  approximately  6,200  square feet
-    Currently  has  19  full-time  employees
- Accredited by the American Association of Blood Banks, New York and New Jersey State licensed, and FDA registered
- Also holds memberships in the American Association of Bioanalysts and American Association of Tissue Banks
- Only facility accepting donated cord blood units from anywhere in the continental U.S., every day of the week.
- Effort is leading to goal of developing largest database of quality transplantable cord blood stem cell units worldwide. It is the mission of Cryobanks to ensure that anyone in need of a cord blood stem cell transplant will have a matched unit to access.

CRYOBANKS BUSINESS LINES

-    4 Lines  of  Business
     -    Umbilical  Cord  Blood  Storage
     -    Umbilical  Cord  Blood  Donation
     -    Umbilical  Cord  Blood  Research
     -    Licensing  of  Proprietary  Standard  Operating  Procedures

UMBILICAL CORD BLOOD STORAGE

-    Umbilical  cord  blood  processed,  stored  &  saved  for personal use. Fee based.
-    Used to  treat  over  75  life-threatening  diseases.
- Potential use for regenerative medicine - regrowing body parts lost from disease, injury, etc.
-    2006 Costs  of  processing  and  1st  year  storage  $300
-    Fee for  processing  and  1st  year  storage  $1,324
-    Annual  storage  renewal  fee  $120

UMBILICAL CORD BLOOD STORAGE

-    Over 2,100  units  currently  stored
-    Company  intends  to  grow  this  business  by:
     -    Building  a  call  center
     -    Placing  mixed  media
     -    Advancing  web  site
-    Target  market  -  4,100,000  live  births  in  the  U.S.  each  year
-    Highly  competitive  arena,  12-14  competitors  in  U.S.

UMBILICAL CORD BLOOD DONATION

- Donated umbilical cord blood processed by company for potential future reimbursement

-    Cost to  collect  and  process  $700

-    Reimbursement  $19,500,  if  unit  is  selected

- 9,000 + units placed to date on various registries - 2nd largest private inventory in the world

-    Carried  on  balance  sheet  at  cost:  $3,236,764

- Company collects thru nationwide hospital and unique individual donor programs

- 12-14 competitors, primarily in university settings with limited operational times and locations

UMBILICAL CORD BLOOD DONATION

-    Company  intends  to  utilize  funds  to  grow  existing  inventory
-    World inventory  approximately  125,000  units
-    World need  projected  at  over  400,000  units

UMBILICAL CORD BLOOD RESEARCH

- Units not meeting standard for unrelated stem cell transplant sold for testing, research & development
- Also used as equity investment into research projects seeking licensing or patent opportunities
-    In-house  research  seeking  treatment  &  drug  development  opportunities
-    Target  market  -  scientists,  universities, biotech development companies
-    Competition  is  sparse,  generally  unable  to  deliver  with  reliability
-    Company  seeking  to  expand scientific staff to pursue grant opportunities

LICENSING

- Standard operation procedures are licensed to other countries and companies worldwide
- Program includes equipment, staff training, lab management, facility set-up, marketing assistance
-    Saves licensees  roughly $2M, substantial time and guarantees accreditation
- Licensee begins in personal storage business only and advances to donation and research models
- Company receives seven figure licensing fee, on-going royalties and equity ownership

LICENSING

- First license sold in Greece, opened late December 2005 generating revenues (October 2006 - $87,000 USD)
- Second in October 2006, New Delhi, India - six more scheduled to open on this same contract
-    Thailand  &  Emirates  signed  October  2006,  opening  April  2007
-    14 Locations  signed,  22  under  LOI
-    Competition  extremely  limited

LICENSING

-    Can open  4  to  6  per  year  with  current  staff
-    Company  expects  to  open  9  locations  in  2007*
-    With additional  staff  & capital, CII can open 2 to 3 locations per month*
- Projected licensing and royalty fees $14M for 2007, based on executed LOIs that the company expects to finalize*
     *  Assumes funding of $8-$10 million

CASE STUDY - GREECE

- Licensee - IASO - largest hospital in Greece & largest publicly traded company on Greek Stock Exchange
-    Over 22,000  deliveries  per  year  in  one  hospital
- IASO determined set-up would be expensive & lengthy, therefore, sought solution

CASE STUDY - GREECE

GREEK STORAGES AND ROYALTIES, BY MONTH

MONTH-                #         ROYALTIES
YEAR              STORAGES         USD
December-05          18

January-06           77

February-06         133

March-06            216

April-06            197        $75,636.70

May-06              258        $39,491.13

June-06             255        $61,355.08

July-06             340        $60,349.02

August-06           316        $45,999.90

September-06        321        $82,540.36

October-06          387        $87,788.16

TOTALS             2,518       453,160.35

GROWTH STRATEGY

-    Implement  Existing  Business  Plan
     -    Extend  Marketing  Campaign  to:
          -    Increase  sales  of  personally  stored  units
          - Increase number of donated units on registries to achieve higher throughput
          -    Attract  additional  research  opportunities
     -    Hire  Additional  Staff  to:
          -    Facilitate  opening  of  2  to  3  licensees  per  month
          -    Process  additional  stored  and  donated  units  at  CII

CRYOBANKS FINANCIAL SUMMARY

ASSUMES $8-10M RAISE
ASSUMES ONLY CLOSING CURRENTLY SIGNED LOIS REGARDING LICENSES


                             2006         2007         2008
Revenue

  Storage                  155,000     1,620,000    6,630,000
  Donation                 693,185       468,000    9,578,000
  Licensing              4,415,815    14,018,917   19,588,334
                         ---------    ----------   ----------
Total Revenue            5,264,000    16,106,917   35,796,334

EBITDA                   1,541,000     5,875,912   23,492,319
Net Income               1,541,000     5,875,912   23,492,319

CRYOBANKS INVESTMENT SUMMARY

- Cryobanks International, Inc. - pioneer in high growth industry still in infancy
-    Strong,  internationally  recognized  staff  &  advisors
-    State-of-the-art  facilities
-    Current  lines  of  business  -  established  &  profitable
-    A provider  of  turn-key  licensed  facility  including  accreditation
-    Donor inventory  valued  at  over  $3mm
-    Projected  2007  licensing  and  royalty  fees  of  $14M*
     *    Assumes  funding  of  $8-$10  million